UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2010

MusclePharm Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53166	77-0664193
(State or Other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

3390 Peoria St., #307, Aurora, CO    80010
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (800) 210-7369

Tone in Twenty
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)           Dismissal of Seale and Beers, CPAs.

On March 1, 2010 (the "Dismissal Date"), the Board of Directors of MusclePharm Corporation (formerly "Tone in Twenty") (the "Registrant") determined to dismiss Seale and Beers, CPAs, its independent registered public accounting firm.

The report of Seale and Beers, CPAs on the audited financial statements of the Registrant for the fiscal years ended August 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on the Registrant's financial statements for the fiscal years ended August 31, 2009 and 2008.

During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Seale and Beers, CPAs with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Seale and Beers, CPAs to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.  A copy of such letter, dated March 2, 2010, is filed as Exhibit 16.1 to this Report.

(b)           Engagement of Schumacher & Associates, Inc.

On March 1, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Schumacher & Associates, Inc. as the Registrant's independent registered public accounting firm.  During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Schumacher & Associates, Inc. regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2010, our Board of Directors determined to change our fiscal year end from August 31 to December 31, which will coincide with the fiscal year end of Muscle Pharm, LLC which we acquired on February 18, 2010.  We plan to file a Transition Report on Form 10-K to cover the transition period from September 1, 2009 to December 31, 2009.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

No.           Exhibit

16.1	Letter from Seale and Beers, CPAs, dated March 2, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MusclePharm Corporation

By:/s/ Brad J. Pyatt
Name:  Brad J. Pyatt
Title:  President

Dated:   March 2, 2010